Joint Filer Information

Name: Ardsley Partners Fund II, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: May 15, 2014

Signature: ARDSLEY PARTNERS FUND II, L.P.

BY: Ardsley Partners I, its general partner

By:	Steven Napoli
Name	Steven Napoli
Title:	General Partner

Name: Ardsley Partners Institutional Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement May 15, 2014

Signature: ARDSLEY PARTNERS II, L.P.

BY: Ardsley Partners I, its general partner

By:	Steven Napoli
Name	Steven Napoli
Title:	General Partner

Page 3 of 5 SEC 1474 (7-96) (Over)

Joint Filer Information

Name: Ardsley Partners Renewable Energy Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: May 15, 2014

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY: Ardsley Partners I, its general partner

By:	Steven Napoli
Name	Steven Napoli
Title:	General Partner

Name: Ardsley Partners I

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: May 15, 2014

Signature: ARDSLEY PARTNERS I

By:	Steven Napoli
Name	Steven Napoli
Title:	General Partner

Name: Philip J. Hempleman,

individually

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: May 15, 2014

By:	Steven Napoli
Name	Steven Napoli
As attorney in fact for

*	Evidence of Power of Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.

Page 4 of 5 SEC 1474 (7-96) (Over)